                                                                    Exhibit 32.1

                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Bosco Holdings,  Inc. (the "Company")

on Form 10-Q for the period ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"),  the undersigned,  in the capacities and on the dates indicated  below,  hereby  certifies  pursuant to 18 U.S.C.  Section 1350, as adopted  pursuant to Section 906 of the  Sarbanes-Oxley Act of 2002, that to his knowledge:

     1.   The Report fully  complies with the  requirements  of Section 13(a) or

          15(d) of the Securities Exchange Act of 1934; and

     2.   The  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Company.

Date: February 10, 2009

/s/ Alexander Dannikov

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Alexander Dannikov, President,

Chief Executive Officer